UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2014

Excel Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	333-173702	27-3955524
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Madison Avenue, Suite 1101 New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 921-2000

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On February 17, 2014, Excel Corporation (the “Company”), entered into a Securities Exchange Agreement (the “Agreement”) with Payprotec Oregon, LLC (d/b/a Securus Payments) (“Payprotec”), Mychol Robirds and Steven Lemma, to effectuate the purchase of 90% of the membership interests of Payprotec and its subsidiary Securus Consultants, LLC (“Securus”).  On April 10, 2014, the Parties entered into an amendment (the “Amendment”) to the Agreement that extended the termination date to April 21, 2014.  On April 21, 2014, the parties to the Agreement closed the transaction (the “Transaction”).

In exchange for the membership interests in Payprotec and Securus, the Company issued to Messrs. Robirds and Lemma a total of 20,400,000 shares of the Company’s Common Stock and two shares of the Company’s Series A Preferred Stock.  Payprotec also entered into three year employment agreements (the “Employment Agreements”) with each of Messrs. Robirds and Lemma.  The company plans to file a certificate of designation for the Series A Preferred Stock ("Certificate of Designation") with the state of Delaware and will report such filing on a subsequent Form 8-K.

The foregoing summary of the Transaction is qualified in its entirety by reference to the Agreement and the forms of the Employment Agreement and Certificate of Designation as referenced in the Agreement, copies of which were filed as Exhibits 10.01, 10.02 and 10.03 to the Form 8-K filed on February 21, 2014 and are incorporated herein by reference.

Also on April 21, 2014, pursuant to a Securities and Exchange Agreement ("E-Cig Agreement") dated April 21, 2014 between the Company and E-Cig Ventures, LLC ("E-Cig"), the Company acquired an additional 10% of the membership interests of Payprotec in exchange for the issuance of 2,000,000 shares of the Company's common stock and the agreement to guaranty a $1.5 million loan (the “Guaranty”) from Shadow Tree Income Fund A LP (“Shadow Tree”) to E-Cig (the "E-Cig Transaction"). As a result, the Company now owns 100% of the membership interests of Payprotec. The foregoing summary of the E-Cig Transaction is qualified in its entirety by reference to the E-Cig Agreement and the executed form of the Consent and Guaranty Agreement as referenced in the E-Cig Agreement, copies of which are filed as Exhibit 10.01 and 10.02 to this report and are incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in the final paragraph of Item 2.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Since it is impracticable to provide the required financial statements for the acquisition described above at the time of filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed on or before July 7, 2014, which date is within the period allowed to file such an amendment.

(b)	Pro Forma Financial Information

See paragraph (a) above.

 (d) Exhibits

Exhibit No.	Document
10.01	Securities and Exchange Agreement, dated April 21, 2014, between the Company and E-Cig Ventures, LLC.

10.02	Consent and Guaranty Agreement, dated April 21, 2014, between the Company and Shadow Tree Income Fund A LP.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 25, 2014

EXCEL CORPORATION

By:	/s/ Ruben Azrak
Name: Ruben Azrak
Title: Interim Chief Executive Officer

2

EXHIBIT INDEX

Exhibit No.	Document
10.01	Securities and Exchange Agreement, dated April 21, 2014, between the Company and E-Cig Ventures, LLC.

10.02	Consent and Guaranty Agreement, dated April 21, 2014, between the Company and Shadow Tree Income Fund A LP.